UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 3/31/11

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

INVESTMENT ADVISER

       SOUTHERNSUN ASSET MANAGEMENT, LLC

6000 POPLAR AVENUE, SUITE 220

MEMPHIS, TN 38119

SEMI-ANNUAL REPORT

MARCH 31, 2011

SouthernSun Funds

Letter to Shareholders

Dear Fellow Shareholders,

Greetings from Memphis!  The SouthernSun Small Cap Fund has continued to do well since our last letter to you.  For the year ending 2010, the Fund’s two share classes, the Investor (SSSFX) and the Institutional (SSSIX), were up 48.35% and 48.84%, respectively, while the Fund’s benchmark, the Russell 2000 Index1, was up 26.86%.  While we are always happy to “beat the benchmark,” we are very proud to relay the following two announcements.  First, you may remember our mentioning the Wall Street Journal “Category Kings” announcement from the 2010 Annual Report letter.  As of December 31, 2010, the SouthernSun Small Cap Fund maintained its position at the top of the small cap value fund category (as defined by Lipper).  We had the highest trailing twelve month total return out of 227 funds in the category, as published in the Wall Street Journal on January 5, 2011.  On a five year total return basis, we were number four out of 157 funds in the category per data supplied by Lipper.  Second, in the same issue of the Wall Street Journal, the SouthernSun Small Cap Fund was named the “Top of the Heap” of the Winner’s Circle contest as the top-performing mutual fund in 2010.  To be considered for this honor, a fund has to be a U.S. stock fund (excluding sector funds), have a three year track record and have at least $50 million in assets under management.  You can see a copy of the article for the “Top of the Heap” on our website, www.southernsunfunds.com.  We are very proud of both accomplishments and are working very hard to continue earning your trust as a small cap fund manager.

Looking at the performance of the Fund in more detail, for the 2nd fiscal quarter (ending March 31, 2011), the Investor share class was up 12.38%, while the benchmark, the Russell 2000 Index1, was up 7.94%.  For the trailing twelve (12) month period ending March 31, 2011, the Fund was up 45.84%, while the Russell 2000 Index1 was up 25.79%.  For the five (5) year period ending March 31, 2011, the Fund’s average annual return was 8.81%, while the Russell 2000 Index1 was up 3.35%.  The average annual rate of return since inception of the Investor share class (October 1, 2003) to March 31, 2011, was up 12.88%, while the Russell 2000 Index1 average annual rate of return was up 8.96%.

The Institutional share class of the Fund, for the 2nd fiscal quarter (ending March 31, 2011), was up 12.48%, while the Russell 2000 Index1 was up 7.94%.  For the trailing twelve (12) month period ending March 31, 2011, the Fund was up 46.37%, while the Russell 2000 Index1 was up 25.79%.  The average annual rate of return since inception of the Institutional share class (October 1, 2009) to March 31, 2011, was up 46.97%, while the Russell 2000 Index1 average annual rate of return was up 26.50%.

During the six month period ending March 31, 2011, our Industrials exposure contributed positively to the Fund, while our underweight to Energy and Information Technology detracted from performance.  Individual names having significant positive impact on the portfolio were Trinity Industries (TRN) and Darling International (DAR).  The notable detractors were Columbia Sportswear Company (COLM) and Arch Chemicals Inc. (ARJ).

Trinity Industries has seen a recent uptick in new railcar orders, accounting for much of its recent strong performance.  While Trinity delivered approximately 4,750 railcars in 2010, they received new orders for 3,330 railcars in the fourth quarter.  They also had a significant order from GATX Corporation for 12,500 railcars over the next five years.  Trinity also has a significant railcar leasing business that could potentially benefit from an increase in railcar demand.  Additionally, Trinity is a leading producer of inland river barges, wind towers, highway safety products, and construction products.  Darling International is the largest independent renderer (focused on cattle and hogs) and the market leader for grease and trap services for restaurants in the United States.  Recently, the firm completed its acquisition of privately-held Griffin Industries, a renderer focused primarily on poultry and baked goods.  We were pleased by the announcement, believing Griffin Industries to be highly complementary to Darling’s existing business lines from both a business and geographic perspective.  Darling also announced in January that the Department of Energy offered a conditional commitment for a $241 million loan guarantee for Darling’s proposed joint venture with Valero to build a renewable diesel facility.  If finalized, the facility will convert grease, primarily animal fats and used cooking oil supplied by Darling, into renewable diesel.

Columbia Sportswear, a global leader in outdoor apparel, continues to invest in new products, marketing, and information technology.  With no debt and strong discretionary cash flow generation, we believe management continues to differentiate their brands through technical product development and creative marketing.   Arch Chemicals, a global biocides company specializing in water treatment, personal care and industrial biocides, and wood protection products, is the world's largest supplier of swimming pool and spa treatment chemicals. Arch is also a producer of biocides used in the production of consumer products (i.e. Head & Shoulders shampoo).  With its niche-dominant position in biocides, strong performance, and pipeline of new products, we believe it is poised to continue to grow discretionary cash flow, even in a difficult market environment.

There were two names that exited the portfolio during the past six months: Jo-Ann Stores Inc (JAS) and Newport Corporation (NEWP).  Jo-Ann announced in December 2010 that it had agreed to be bought by a group of private equity investors for $61 per share, a 34% premium over the previous day’s closing price.  We exited the position in the first quarter of 2011.  Also, Newport Corporation was removed from the portfolio in early February due to our concerns of the long term upside of the investment thesis.  We also added one name to the portfolio in the 1st quarter of 2011: Broadridge Financial Solutions, Inc. (BR).  Broadridge provides services and software for securities processing, clearing and outsourcing, and investor communications.  Their value proposition to their clients is to increase performance while reducing risk and cost.  Their Investor Communications segment accounts for about 75% of revenues while the Security Processing segment accounts for the remainder.  Broadridge has over 90% market share in the proxy business and is the leading independent provider of equity and fixed income processing.  They generate strong cash flow, in our opinion, and have consistently demonstrated the ability to grow revenue.

We thank you for your continued trust in helping you reach your investment goals.  If you should have any questions, please contact us at 866-672-3863 or use the information request section of the “Contact Us” page of our website, www.southernsunfunds.com.

Michael W. Cook, Sr.

Cliff C. Sulcer

CEO/Chief Investment Officer

Associate Director, Client Relations

SouthernSun Asset Management

SouthernSun Asset Management

The above performance data is historical. Total returns for periods greater than one year are annualized. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.50% for the Investor share class and 1.25% for the Institutional share class, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 1.51% for the Investor share class and 1.20% for the Institutional share class. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 866-672-3863. The Fund charges a 2% redemption fee for shares held less than 30 days. The above performance does not reflect the deduction of this fee. If reflected, the fee will reduce the performance quoted.

1 The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized companies in the Russell 3000 Index and includes the reinvestment of all dividends.  An investor cannot invest directly in an index.

The Category King designation is based on the top performing funds in each category ranked by one-year total returns (change in net asset value with reinvested distributions) as of 12/31/10 by Lipper, Inc.

1197-NLD-6/9/2011

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Unaudited)
March 31, 2011

Shares		Market Value

	COMMON STOCK - 89.33%
	APPAREL - 3.97%
101,200	Columbia Sportswear Co.	$ 6,013,304

	CHEMICALS - 4.75%
173,000	Arch Chemicals, Inc.	7,195,070

	COAL - 3.32%
208,000	James River Coal Co. *	5,027,360

	CONSTRUCTION SERVICES - 9.18%
167,800	Chicago Bridge & Iron Co.	6,822,748
153,700	URS Corp. *	7,077,885
		13,900,633
	ENERGY - 4.74%
142,000	OGE Energy Corp.	7,179,520

	ENVIRONMENTAL CONTROL - 5.44%
535,260	Darling International, Inc. *	8,226,946

	FINANCIAL SERVICES - 4.67%
64,600	Affiliated Managers Group, Inc. *	7,065,302

	FOOD PROCESSING - 4.21%
265,100	Smithfield Foods, Inc. *	6,378,306

	HEALTHCARE-SERVICES - 4.25%
195,100	Centene Corp. *	6,434,398

	MACHINERY - 17.83%
123,100	AGCO Corp. *	6,766,807
61,000	Cascade Corp.	2,719,380
34,500	Flowserve Corp.	4,443,600
72,900	Middleby Corp.*	6,795,738
54,400	Nordson Corp.	6,259,264
		26,984,789

The accompanying notes are an integral part of these financial statements

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Unaudited) (Continued)
March 31, 2011

Shares		Market Value

	METAL FABRICATE/HARDWARE - 3.23%
93,600	Timken Co.	$ 4,895,280

	MISCELLANEOUS MANUFACTURING - 12.08%
117,700	Brink's Co.	3,897,047
164,500	Koppers Holdings, Inc.	7,024,150
200,900	Trinity Industries, Inc.	7,367,003
		18,288,200
	RECREATIONAL PRODUCTS - 4.04%
70,200	Polaris Industries, Inc.	6,108,804

	RETAIL - 4.32%
109,200	Tractor Supply Co.	6,536,712

	SOFTWARE - 3.30%
219,911	Broadridge Financial Solutions, Inc.	4,989,781

	TOTAL COMMON STOCK	135,224,405
	( Cost - $101,821,350)

	SHORT-TERM INVESTMENTS - 15.90%
24,077,831	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	24,077,831
	( Cost - $24,077,831)

	TOTAL INVESTMENTS - 105.23%
	( Cost - $125,899,181)	159,302,236
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.23)%	(7,917,849)
	NET ASSETS - 100.00%	$ 151,384,387
	____________
* Non-Income producing security.
+ Reflects yield at March 31, 2011.

The accompanying notes are an integral part of these financial statements

SouthernSun Funds
Statement of Assets and Liabilities (Unaudited)
March 31, 2011

Small Cap
Fund
ASSETS:
Investments, at cost	$ 125,899,181
Investments in securities, at value	$ 159,302,236
Receivable for fund shares sold	644,328
Dividends and interest receivable	66,044
Prepaid expenses and other assets	35,772
Total Assets	160,048,380

LIABILITIES:
Payable for securities purchased	8,302,086
Payable for fund shares repurchased	200,441
Accrued advisory fees	114,323
Accrued distribution fees	19,407
Accrued expenses payable to other affiliates	9,929
Accrued expenses and other liabilities	17,807
Total Liabilities	8,663,993
Net Assets	$ 151,384,387

NET ASSETS CONSIST OF:
Paid in capital	$ 114,096,740
Accumulated net investment loss	(190,676)
Accumulated net realized gain from investment transactions	4,075,268
Net unrealized appreciation on investments	33,403,055
Net Assets	$ 151,384,387

Investor Class
Net Assets	$ 100,568,652
Shares Outstanding (no par value; unlimited number of shares authorized)	4,522,772
Net Asset Value, offering price and redemption price per share*
($100,562,386/ 4,522,772)	$ 22.24

Institutional Class
Net Assets	$ 50,815,735
Shares Outstanding (no par value; unlimited number of shares authorized)	2,274,015
Net Asset Value, offering price and redemption price per share*
($50,822,001 / 2,274,015)	$ 22.35

*The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Operations (Unaudited)
For the six months ended March 31, 2011

Small Cap
Fund
INVESTMENT INCOME:
Dividends (Net of foreign tax of $1,258)	$ 510,199
Total investment income	510,199

EXPENSES:
Investment advisory fees	435,304
Distribution fees	88,936
Administration fees	22,335
Transfer agency fees	18,134
Accounting fees	16,264
Registration & filing fees	13,856
Audit fees	6,219
Chief Compliance Officer	6,030
Legal fees	5,984
Printing expense	5,776
Insurance expense	4,543
Trustees' fees	4,470
Custody fees	3,005
Miscellaneous expenses	1,831
Total expenses	632,687

Plus: Expense reimbursement recaptured	68,188
Net expenses	700,875
Net investment loss	(190,676)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from investment transactions	5,437,090
Net change in unrealized appreciation of investments	27,903,894
Net realized and unrealized gain on investments	33,340,984
Net increase in net assets resulting from operations	$ 33,150,308

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the six months	For the year
	ended	ended
	March 31, 2011	September 30, 2010
NET INCREASE IN NET	(Unaudited)
ASSETS FROM OPERATIONS:
Net investment loss	$ (190,676)	$ (298,501)
Net realized gain from investment transactions	5,437,090	5,957,113
Net change in unrealized appreciation
on investments	27,903,894	10,118,065
Net increase in net assets resulting
from operations	33,150,308	15,776,677

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	24,039,369	(17,842,475)
Institutional Class	22,910,508	14,139,796
Total Capital Share Transactions	46,949,877	(3,702,679)

Net increase (decrease) in net assets	80,100,185	12,073,998

NET ASSETS:
Beginning of period	71,284,202	59,210,204
End of period	$ 151,384,387	$ 71,284,202

Accumulated net investment income (loss) at end of period	$ (190,676)	$ -

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each period
	Six months		One year		One year		One year		One month		One year
	ended		ended		ended		ended		ended		ended
	March 31,		Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,		Aug. 31,
	2011		2010		2009		2008		2007**		2007
	(Unaudited)
Net asset value, beginning of period	$ 15.94		$ 12.55		$ 13.89		17.35		$ 16.81		$ 14.48

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	(0.04)		(0.07)		0.00	(d)	0.00		0.00	(d)	(0.04)
Net realized and unrealized gain (loss)
on investments	6.34		3.46		(1.16)		(2.49)		0.54		2.60
Total from investment operations	6.30		3.39		(1.16)		(2.49)		0.54		2.56

LESS DISTRIBUTIONS:
From net investment income	-		-		-		-		-		-
From net realized gains on investments	-		-		(0.18)		(0.97)		-		(0.23)
Total distributions	-		-		(0.18)		(0.97)		-		(0.23)
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 22.24		$ 15.94		$ 12.55		$ 13.89		$ 17.35		$ 16.81

Total return (b)	39.52%		27.01%		(7.92)%		(14.94)%		3.21%		17.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 100,569		$ 53,504		$ 59,210		$ 71,045		$ 57,848		$ 54,631
Ratios to average net assets
Expenses, net of reimbursement	1.50%	(c)(e)	1.50%	(e)	1.50%		1.50%		1.50%	(c)	1.50%
Expenses, before reimbursement	1.31%	(c)	1.43%		1.53%		1.60%		1.89%	(c)	1.73%
Net investment income (loss)	(0.48)%	(c)	(0.51)%		(0.05)%		(0.01)%		(0.06)%	(c)	(0.24)%
Portfolio turnover rate	16%		28%		49%		52%		1%		26%

**The Fund's fiscal year end changed from August 31 to September 30, effective September 30, 2007.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.
(e) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Institutional Class

Selected data based on a share outstanding throughout the period
	Six months		One year
	ended		ended
	March 31,		Sep. 30,
	2011		2010
	(Unaudited)
Net asset value, beginning of period	$ 15.99		$ 12.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.01)		(0.04)
Net realized and unrealized gain
on investments	6.37		3.48
Total from investment operations	6.36		3.44

LESS DISTRIBUTIONS:
From net investment income	-		-
From net realized gains on investments	-		-
Total distributions	-		-
Paid in capital from redemption fees	0.00	(c)	0.00	(c)

Net asset value, end of period	$ 22.35		$ 15.99

Total return (b)	39.77%		27.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 50,816		$ 17,781
Ratios to average net assets
Expenses	1.06%	(d)	1.19%
Net investment loss	(0.10)%	(d)	(0.25)%
Portfolio turnover rate	16%		28%

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Amount is less than $.01 per share.
(d) Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2011

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Fund was organized to acquire all the assets of the New River Small Cap Fund, a series of the New River Funds Trust (the “Predecessor Fund”), in a tax-free reorganization, effective November 6, 2008 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee.  The primary investment objective of the Fund is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation- The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ NMS and Small Cap Market traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2011 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$135,224,405	-	-	$135,224,405
Short-Term Investments	24,077,831	-	-	24,077,831
Total	$159,302,236	-	-	$159,302,236

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers between Level 1 and Level 2 during the current period presented.

*Please refer to the Schedule of Investments for Industry classifications.

The Fund is required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  During the six months ended March 31, 2011, the Fund did not hold any derivative instruments.

Security Transactions and Investment Income- Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended March 31, 2011, the Fund did not incur any interest or penalties.

Dividends and Distributions- The Fund will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.  All short-term capital gains are included in ordinary income for tax purposes.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with SouthernSun Asset Management, LLC. (the “Manager”).  The Manager has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio, subject to the authority of the Board.  The Manager receives a monthly fee payable by the Fund and calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the six months ended March 31, 2011, the Manager earned $435,304 for providing management services to the Fund.

The Manager has contractually agreed to waive its management fees and/or make payments to limit the Fund’s expenses, other than extraordinary non-recurring or acquired fund fees and expenses, at least until January 31, 2012, so that the total annual operating expenses of the Fund’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets.  For the six months ended March 31, 2011, the Manager did not waive any fees.

Fees waived or expenses reimbursed may be recouped by the Manager from the Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made if it would result in the Fund exceeding the contractual expense limitation described above.  For the six months ended March 31, 2011, the Adviser recouped $68,188 from the Fund in prior period fee waivers/expense reimbursements.  As of March 31, 2011, the cumulative expenses subject to recapture by the Manager amounted to $15,037, and will expire on September 30 of the years indicated below.

2012
$15,037

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS provides administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements with GFS are as follows:

Administration - The Fund pays GFS a base fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.  The annual base fee is $20,000 and the basis point fees are:

  3 basis points or 0.03% per annum on the first $100 million in net assets

  2 basis points or 0.02% per annum on the next $300 million in net assets

  1 basis points or 0.01% per annum on net assets greater than $400 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $25,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  1.25 basis points or 0.0125% on net assets of $75 million to $275 million

  1 basis point or 0.01% on the next $300 million

  0.75 basis points or 0.0075% on the balance

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   The Custody Fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.  For the six months ended March 31, 2011, GFS did not collect any fees for providing such services.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended March 31, 2011, the Fund incurred expenses of $6,030 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended March 31, 2011, GemCom received $2,844 for providing such services.  The Printing Expense listed in the Statement of Operations include the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Investor Class shares of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.25% per year of the average daily net assets of the Investor Class shares for such distribution and shareholder service activities.  During the six months ended March 31, 2011, the Fund paid $88,936 in distribution related charges pursuant to the Plan.

Trustees – Each Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the six months ended March 31, 2011, amounted to $47,810,060 and $15,115,943, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Fund has unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Investor Class
	For the six months ended		For the year ended
	Mar. 31, 2011 (Unaudited)		Sept. 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold	1,821,361	$ 36,571,224	671,016	$ 9,667,141
Reinvestment
of dividends	-	-	-	-
Shares redeemed	(655,290)	(12,536,725)	(2,031,430)	(27,513,831)
Redemption fees**	-	4,870	-	4,215
Net increase (decrease)	1,166,071	$ 24,039,369	(1,360,414)	$ (17,842,475)

	Institutional Class
	For the six months ended		For the year ended
	Mar. 31, 2011 (Unaudited)		Sept. 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold	1,339,275	$ 26,514,759	1,521,223	$ 20,113,772
Reinvestment
of dividends	-	-	-	-
Shares redeemed	(177,401)	(3,606,528)	(409,084)	(5,975,563)
Redemption fees**	-	2,277	-	1,587
Net increase	1,161,874	$ 22,910,508	1,112,139	$ 14,139,796

_________________

  **The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the periods indicated below was as follows:

As of September 30, 2010, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between the book basis and tax basis for the above amounts is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2010, the Fund had a capital loss carry forward of $1,242,636 for federal income tax purposes available to offset future capital gains expiring as follows: $120,567 expiring September 30, 2016; $959,080 expiring September 30, 2017; and $162,989 expiring September 30, 2018.

Permanent book and tax differences primarily attributable to net operating losses, resulted in reclassification as of September 30, 2010 as follows: a decrease in paid-in capital of $298,501 and a decrease in accumulated net investment loss of $298,501.  These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on October 1, 2010, and held until March 31, 2011.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/10)	Ending Account Value (3/31/11)	Expenses Paid During Period* (10/1/10 to 3/31/11)
Small Cap Fund – Investor Class
Actual	$1,000.00	$1,395.23	$8.96
Hypothetical (5% return before expenses)	1,000.00	1,017.45	7.54
Small Cap Fund – Institutional Class
Actual	$1,000.00	$1,397.75	$6.34
Hypothetical (5% return before expenses)	1,000.00	1,019.65	5.34

 *Expenses Paid During Period  are equal to the Fund’s annualized expense ratio of 1.50% and 1.06% for the Investor Class and Institutional Class, respectively,  multiplied by the average account value over the period, multiplied by 182/365 (to reflect the number of days in the six month period ending March 31, 2011).

SouthernSun Funds

Additional Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular meeting held on June 17, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement between SouthernSun Asset Management, LLC. (“SSAM” or the “Adviser”) and the Trust, on behalf of SouthernSun Small Cap Fund (the “Fund”).  Fund counsel explained that SSAM also intends to restructure the corporation into a limited liability company, and that the ownership structure will also change.  The Trustees reviewed a description of the restructuring provided by SSAM, which explained that the current employees would become significant owners of the firm.  Fund counsel noted that the restructuring will result in a change of control, but that it is not anticipated to result in an operational change to the adviser.  Fund counsel explained that in addition to the renewal of the investment advisory agreement, SSAM is also asking the Board to approve an interim advisory agreement and a final advisory agreement (collectively the “Agreements”).

In considering the Agreements, the Board received materials specifically relating to the Agreements from the Adviser.  These materials included: (a) the investment performance of SSAM’s similarly managed accounts, and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of SSAM and investment management staffing; and (d) the financial condition of SSAM.

In its consideration of the renewal of the Agreements for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreements included the following:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by SSAM to the Fund, the Trustees noted that the day-to-day operations of the Fund were not anticipated to change as a result of SSAM’s restructuring.  They reviewed biographical information for certain key employees of SSAM.  The Board considered that, under the terms of the New Management Agreement, SSAM, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

The Board noted that SSAM pays expenses incurred by it in connection with acting as investment adviser, including expenses related to all employees, office space, and facilities.  In addition, the Board considered that SSAM pays all advertising, promotion, and other expenses incurred in connection with the distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  The Board reviewed financial statements provided by SSAM’s parent company.  Finally, the Trustees noted that SSAM had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the

Fund under the Initial Management Agreement and did not expect them to change under the New Management Agreement.

Performance.  As to the Fund’s performance, the Board referred to the Report, which contained the Fund’s returns as of April 30, 2010 compared to the S&P 500 Index and the Russell 2000 Index.  The Board noted that the Fund had outperformed both indexes for the relevant periods.  The Board concluded that they were satisfied with the Fund’s performance.

 Fees and Expenses.  As to the fees paid by the Fund, the Board noted that SSAM charges a 0.85% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds as well as fees charged by SSAM for accounts managed similarly to the Fund. The Trustees concluded that the Fund’s advisory fees and expense ratio were reasonable in light of the quality of the services the Fund has received, and expects to receive, from SSAM, and the level of fees paid by funds in the peer group.  The Trustees noted that SSAM also receives the benefit of 12b-1 fees.

Economies of Scale. As to economies of scale, the Trustees noted that the New Management Agreement would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for SSAM to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where SSAM could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Profitability.  As to the profits to be realized by SSAM, the Trustees reviewed SSAM’s analysis of its profitability and its financial condition and noted that SSAM had agreed to cap the Fund’s expenses and had waived parts of its management fees from the Fund during the previous fiscal year to maintain that expense cap for the benefit of shareholders.  Based on their review, the Trustees concluded that they were satisfied that SSAM’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

SouthernSun Funds

Portfolio Holdings Summary (Unaudited)

As of March 31, 2011

Small Cap Fund

Portfolio Holdings by Industry	% of Net Assets		% of Net Assets
Common Stocks	89.33%	Food Processing	4.21
Machinery	17.83	Recreational Products	4.04
Miscellaneous Manufacturing	12.08	Apparel	3.97
Construction Services	9.18	Coal	3.32
Environmental Control	5.44	Software	3.30
Chemicals	4.75	Metal Fabricate / Hardware	3.23
Energy	4.74	Short-Term Investments	15.90
Financial Services	4.67	Liabilities in Excess of Other Assets	(5.23)
Retail	4.32	Total Net Assets	100.00%
Healthcare Services	4.25

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-672-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (For information on the operation of the Public Reference Room call 1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-672-3863.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of this Shareholder Report.

Investment Adviser

SouthernSun Asset Management, LLC.

6000 Poplar Avenue, Suite 220

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent &

Dividend Disbursing Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Distributor
Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Shareholder Information:

1-866-672-3863

SOUTHERNSUN SMALL CAP FUND

SEMI-ANNUAL REPORT

MARCH 31, 2011

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

5/27/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

5/27/11

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

5/27/11